UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)   April 4, 2008
                                           -----------------

                            American River Bankshares
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             (Exact name of registrant as specified in its chapter)


         California                  0-31525                68-0352144
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(State or other jurisdiction       (Commission            (IRS Employer
     Of incorporation)             File Number)         Identification No.)


3100 Zinfandel Drive, Suite 450, Rancho Cordova, CA           95670
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code        (916) 851-0123
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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The Index to Exhibits is on Page 3

Item 7.01.  Regulation FD Disclosure

Registrant issued a press release April 4, 2008 announcing that David T. Taber, President and CEO, and Mitchell A. Derenzo, Executive Vice President and Chief Financial Officer, both of American River Bankshares, will lead a quarterly conference call to discuss first quarter 2008 financial results. The foregoing description is qualified by reference to the press release attached here to as
Exhibit 99.1.


Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibits

         (99.1)   Press release dated April 4, 2008




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN RIVER BANKSHARES


                                    /s/ Mitchell A. Derenzo
                                    --------------------------------------------
April 4, 2008                       Mitchell A. Derenzo, Chief Financial Officer
                                    (Principal Accounting and Financial Officer)

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INDEX TO EXHIBITS


Exhibit No.               Description                                     Page
-----------               -------------------------------                 ----
99.1                      Press release of American River                  4
                          Bankshares dated April 4, 2008




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